UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009
W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT	06830

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 629-3000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 9, 2009, W. R. Berkley Corporation (the “Company”) agreed to sell $300 million aggregate principal amount of its 7.375% Senior Notes due 2019 (the “Securities”). The Securities were offered pursuant to the Prospectus Supplement dated September 9, 2009 to the Prospectus dated November 26, 2008, filed as part of the Registration Statement on Form S-3 (No. 333-155724) that became effective when filed with the Securities and Exchange Commission on November 26, 2008.
     Underwriting Agreement
     On September 9, 2009, the Company entered into an underwriting agreement with Credit Suisse Securities (USA) LLC as representative of the underwriters named therein, with respect to the offer and sale of $300 million principal amount of the Securities. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.
     Sixth Supplemental Indenture
     Attached as Exhibits 4.1 and 4.2 hereto are the Indenture relating to Senior Debt Securities, dated as of February 14, 2003, between the Company and The Bank of New York Mellon (formerly The Bank of New York), as trustee (the “Trustee”) (the “Indenture”), and the [form of] Sixth Supplemental Indenture, to be dated as of September 14, 2009 (the “Sixth Supplemental Indenture”), between the Company and the Trustee, respectively.
Item 9.01 Financial Statements and Exhibits.
     The exhibits to this report are incorporated by reference into Registration Statement (No. 333-155724) filed by the Company.
     (d) Exhibits
1.1	Underwriting Agreement, dated as of September 9, 2009, between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriters named therein.

4.1	Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

4.2	Form of Sixth Supplemental Indenture between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

*	Incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION
By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President - Chief Financial Officer

     Date: September 11, 2009

EXHIBIT INDEX
Exhibit:
1.1	Underwriting Agreement, dated as of September 9, 2009, between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriters named therein.

4.1	Indenture, dated as of February 14, 2003, between the Company and the Trustee.*

4.2	Form of Sixth Supplemental Indenture between the Company and the Trustee, including the form of the Securities attached as Exhibit A thereto.

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the Securities.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto).

*	Incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K (File No. 001-15202), filed March 31, 2003.